UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009 (December 5, 2009)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01               Other Events.

On December 5, 2009, Allos Therapeutics, Inc. (the “Company”) issued a press release announcing new analyses of data from the Company’s pivotal PROPEL trial of FOLOTYNTM (pralatrexate injection) in patients with relapsed or refractory peripheral T-cell lymphoma (PTCL).  The Company also reported preliminary results from its Phase 1/2 study of FOLOTYN in combination with gemcitabine in patients with relapsed or refractory lymphoproliferative malignancies and certain other data presented during poster sessions at the 51st Annual Meeting of the American Society of Hematology (ASH) in New Orleans, LA.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release, dated December 5, 2009, entitled “Allos Therapeutics Reports New Analyses from Pivotal PROPEL Trial of FOLOTYNTM at 51st ASH Annual Meeting.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2009

ALLOS THERAPEUTICS, INC.

	By:	/s/ Marc H. Graboyes
Marc H. Graboyes
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 5, 2009, entitled “Allos Therapeutics Reports New Analyses from Pivotal PROPEL Trial of FOLOTYNTM at 51st ASH Annual Meeting.”